Exhibit 99(b)

                                   HUBCO, INC.
                                POWER OF ATTORNEY
                                    FORM S-4

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kenneth T. Neilson, his attorney-in fact, with power of substitution, for him in any and all capacities, to sign any and all amendments (whether pre-or post-effective), to this Registration Statement on Form S-4 of HUBCO, Inc. (SEC File No. 333-36929) and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


    Signature                                Title                 Date
    ---------                                -----                 ----

KENNETH T. NEILSON
--------------------------------       Chairman, President,
(Kenneth T. Neilson)                  Chief Executive Officer     September 19, 1997
                                           and Director
ROBERT BURKE
-------------------------------
(Robert Burke)                            Director                September 19, 1997

-------------------------------
(Donald P. Calcagnini)                    Director                ____________, 1997

-------------------------------
(Joan David)                              Director                ____________, 1997
THOMAS R. FARLEY
-------------------------------
(Thomas R. Farley)                        Director                September 19, 1997

-------------------------------
(Bryant D. Malcolm)                       Director                ____________, 1997
W. PETER MCBRIDE
-------------------------------
(W. Peter McBride)                        Director                September 19, 1997

-------------------------------
(David S. Rosow)                          Director                ____________, 1997
CHARLES F.X. POGGI
-------------------------------
(Charles F.X. Poggi)                      Director                September 19, 1997
JAMES E. SCHIERLOH
-------------------------------
(James E. Schierloh)                      Director                September 19, 1997
JOHN TATIGIAN
-------------------------------
(John Tatigian)                           Director                September 19, 1997

-------------------------------
 (Sister Grace Frances Strauber           Director                ____________, 1997

JOSEPH F. HURLEY
--------------------------------    Executive Vice President
(Joseph F. Hurley)                  and Chief Financial Officer   September 19, 1997
CHRISTINA L. MAIER
--------------------------------    Senior Vice President and
 (Christina L. Maier)               Chief Accounting Officer      September 19, 1997